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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                              ____________________

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 9, 2001
                                                         --------------

                           South Jersey Gas Company
        --------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          New Jersey                                 0-222111                        21-0398330
---------------------------------                    --------                    ------------------
(State or other jurisdiction                       (Commission                   (I.R.S. Employer
     of incorporation)                             File Number)                  Identification No.)

     One South Jersey Plaza, Route 54, Folsom, NJ                                       08037
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(Address of principal executive offices)                                             (Zip Code)

      Registrant's telephone number, including area code: (609) 561-9000
                                                          --------------
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Item 5. Other Events

          On July 9, 2001, South Jersey Gas Company (the "Company") entered into a Terms Agreement with respect to the sale of $10,000,000 aggregate principal amount of its Secured Medium Term Notes, Series A 2001-1, due July 15, 2011 (the "Notes"). The Company registered its Secured Medium Term Notes under the Securities Act of 1933 pursuant to a Registration Statement on Form S-3 (File No. 333-62019). As of July 9, 2001, the Company entered into a Third Supplement to Indenture of Trust dated as of October 1, 1998 in connection with the sale of the Notes.

Incorporation of Certain Documents by Reference

          Pursuant to Rule 411 of Regulation C under the Securities Act and in reliance on Ambac Assurance Corporation, SEC No-Action Letter (December 19,
1996), the Company does hereby incorporate by reference the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 2000 and December 31, 1999 and for the three-year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 2001 and for the periods ended March 31, 2001 and March 31, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2001 (which was filed with the Securities and Exchange Commission on May 15,
2001) into (i) this Current Report on Form 8-K; (ii) the Company's Registration Statement on Form S-3 (File No. 333-62019); and (iii) the pricing supplement to the Registration Statement dated July 9, 2001 relating to the Notes filed pursuant to Rule 424(b) under the Securities Act.

          In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of KPMG LLP, independent accountants for Ambac Assurance Corporation, insurer of the Notes, to the use of its name and the incorporation by reference of their report in the Registration Statement and the pricing supplement. The consent of KPMG LLP is filed herewith as
Exhibit 23.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          1    Terms Agreement dated July 9, 2001.

          4.1  First Supplement to Indenture dated as of June 29, 2000.

          4.2  Second Supplement to Indenture dated as of July 5, 2000.

          4.3  Third Supplement to Indenture dated as of July 9, 2001.

          23.1 Consent of Cozen and O'Connor.

          23.2 Consent of KPMG LLP.

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                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 12, 2001                SOUTH JERSEY GAS COMPANY


                                    By: /s/ David A. Kindlick
                                        ---------------------------------------
                                        Name: David A. Kindlick
                                        Title: Senior Vice President, Finance
                                               and Rates

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